UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2008

WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Wells Fargo & Company (“Wells Fargo”) on January 2, 2009.

Item 9.01.       Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Wachovia Corporation and subsidiaries as of December 31, 2007 and December 31, 2006 and the related consolidated statements of income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2007, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.1 hereto.

The unaudited consolidated balance sheet of Wachovia Corporation and subsidiaries as of September 30, 2008, the related consolidated statements of income for Wachovia Corporation and subsidiaries for the three and nine months ended September 30, 2008, and the related consolidated statements of cash flows of Wachovia Corporation and subsidiaries for the nine months ended September 30, 2008 and 2007, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Information is hereby incorporated by reference to Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Wachovia Corporation

99.1	Consolidated financial statements of Wachovia Corporation (incorporated by reference to Exhibit 99.2 from Wells Fargo’s
Current Report on Form 8-K, filed October 30, 2008, as amended on November 21, 2008)

99.2	Unaudited pro forma condensed combined financial information of Wells Fargo & Company and Wachovia Corporation
(incorporated by reference to Exhibit 99.1 from Wells Fargo’s Amended Current Report on Form 8-K/A, filed November 21, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2009	WELLS FARGO & COMPANY
	By:	/s/ James M. Strother
James M. Strother
Executive Vice President
and General Counsel

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Wachovia Corporation.

99.1	Consolidated financial statements of Wachovia Corporation (incorporated by reference to Exhibit 99.2 from Wells Fargo’s
Current Report on Form 8-K, filed October 30, 2008, as amended on November 21, 2008)

99.2	Unaudited pro forma condensed combined financial information of Wells Fargo & Company and Wachovia Corporation
(incorporated by reference to Exhibit 99.1 from Wells Fargo’s Amended Current Report on Form 8-K/A, filed November 21, 2008)